Subsequent Events	12 Months Ended
Mar. 31, 2020
Notes to Financial Statements
Subsequent Events

21 – SUBSEQUENT EVENTS

On June 5, 2020, ZIM Corporation announced the sale of its database technology business as part of management’s plan to focus the business on its biomedical subsidiary NuvoBio. The database assets include all of the Software, Consulting and Maintenance segment and have been purchased by members of Zim Corporation’s staff and will operate under the name Zim Databases Canada Inc. The purchase price of $84,584 ($120,000 Canadian dollars) is to be paid in 5 equal payments over a 5-year period on the anniversary date of the agreement.

On May 20, 2020, ZIM Corporation entered into an operating lease for its head office in Ottawa, Ontario Canada. The lease is for a period of 2 years and 1 month commencing on June 1, 2020. 24 monthly installments of minimum lease payments equal to $961 will commence July 1, 2020. The first month of the lease is provided at no charge.